UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  December 26, 2002

           		Salomon Mortgage Loan Trust,
			Mortgage Pass-Through Certificates, Series 2002-HYB1 (Exact name of registrant as specified in its charter)

New York (governing law of                333-83816-06             01-0751 490
Pooling and Servicing Agreement)         	(Commission              (IRS EIN)
(State or other jurisdiction             	File Number)
of Incorporation)

     c/o Citibank, N.A.
     399 Park Avenue
     New York, NY                                                 10043
     (Address of principal executive offices)                     (Zip Code)

     Registrant's telephone number, including area code:  (212) 657-2183

     (Former name or former address, if changed since last report)

ITEM 5.  Other Events

     	On December 26, 2002 a distribution was made to holders of Salomon Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2002-HYB1

ITEM 7.  Financial Statements and Exhibits

     (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

     EX-99.1 Monthly report distributed to holders of Salomon Mortgage Loan Trust, Series 2002-HYB1, relating to the December 26, 2002 distribution.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:
           ---------------

     	Filed on behalf of Salomon Brothers Mortgage Securities VII, Inc, by Citibank N.A., as Trustee for Salomon Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2002-HYB1

                  By:		  Kristen Driscoll
                            ------------------------------
                  Company:  Citibank, N.A. as Trustee